UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2019

DATE OF REPORTING PERIOD: November 1, 2019 through April 30, 2019

ITEM 1. REPORT TO SHAREHOLDERS

TIMELY INFORMATION INSIDE

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2019

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities31

Statement of Operations32

Statements of Changes In Net Assets33

Statement of Cash Flows34

Notes to Financial Statements35

Financial Highlights44

Report of Independent Registered
Public Accounting Firm45

About Closed-End Funds46

Managed Distribution Policy47

Automatic Dividend Reinvestment Plan47

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.0825 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2019. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0825 per share. We believe the Fund’s current annualized distribution rate, which was 7.64%* on a market price basis as of April 30, 2019, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

Market Review

During the semiannual period, broad stock market barometers posted strong results, both in the U.S. and globally.1 Convertible securities rose briskly,2 and high yield corporate and investment-grade bond markets advanced at a more measured but still healthy pace.3

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/19 distribution was $0.0825 per share. Based on our current estimates, we anticipate that approximately $0.0706 is paid from ordinary income or capital gains and that approximately $0.0119 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

However, the six-month period was extremely volatile, with Federal Reserve policy, trade disputes, and growth concerns driving sharp swings in investor sentiment. During the final months of 2018, markets sold off steeply. Investors worried the Federal Reserve would derail the U.S. economic recovery and hinder global growth by raising short-term rates too quickly. Trade uncertainty and global economic data further unsettled market participants.

The tide of negative sentiment quickly turned in late December as comments from the Federal Reserve alleviated concerns about additional tightening. U.S. economic data continued to be healthy and financial conditions improved. The global growth outlook brightened, helped by a contained U.S. dollar, optimism about an eventual resolution to global trade disputes, and data supporting the view that China’s economy could achieve a soft landing. Against this backdrop, stocks, convertible securities and high yield bonds rallied dramatically through the end of the reporting period.

Outlook

We believe there is still real fundamental strength in the U.S. economy, as fiscal policy provides a wind in the sails for businesses. Unemployment is low, inflation is contained and corporate earnings are healthy. Consumers can continue to fuel growth, as they benefit from wage growth, manageable debt levels and employment gains. The Federal Reserve has affirmed its commitment to maintaining a patient approach to short-term interest rates.

Outside the U.S., economic data looks more encouraging than it did at the start of 2019. We may well see a pickup in the second half of the year, with accommodative global monetary policy, a contained dollar and U.S. growth providing tailwinds. Of course, the path of U.S.-China trade policy will influence what we see next, but a resolution is not out of reach.

Ongoing economic growth sets the stage for additional upside in stocks, convertible securities and high yield bonds. Yet, despite the favorable economic backdrop, we believe investors should be prepared for persistent volatility and episodic selloffs, such as the downturn that occurred in May of 2019 in the stock and high yield markets. A variety of political and geopolitical uncertainties—including tensions in the Middle East, election unknowns, and trade—are likely to stoke turbulence.

Letter to Shareholders

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   3

Asset allocation for long-term goals

Elevated volatility can be an unwelcomed prospect for investors. However, the flipside of volatility is opportunity. I have invested through many periods of market turmoil: the 1973–1974 crash, Black Monday in 1987, and the collapse of the dot.com bubble, to name just a few. In all of these markets, there were opportunities—to sell into strength or to pick up an attractive position at a lower price. Our investment teams are following just such an approach, drawing on Calamos Investments’ decades of proprietary research and risk-management strategies.

As I’ve discussed in past letters to shareholders, repositioning your portfolio quickly in response to short-term market changes can be a dangerous strategy. Far too often, investors catch the downside in the market, only to be on the sidelines when markets rally. Instead, I encourage you to work with your financial advisor to ensure that your investment portfolio reflects your risk tolerance and investment goals. With the right funds at the core of an allocation, it may be easier to stay invested through short-term volatility.

Conclusion

Thank you for your continued trust in Calamos Investments. We look forward to helping you pursue your financial objectives in the years to come.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 9.67% for the six-month period ending April 30, 2019. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period ending April 30, 2019, the index returned 9.76%.

2The ICE BofAML All U.S. Convertibles Ex Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 9.44% for the six-month period ending April 30, 2019. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 7.58% for the six-month period ending April 30, 2019.

3The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2019, the index returned 5.49%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 5.54% for the six-month period ending April 30, 2019. The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.52% for the six-month period ending April 30, 2019.

Duration is a measure of interest rate risk, with higher duration indicative of increased sensitivity to changes in interest rates.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/19

Common Shares – Inception 3/26/04
	6 Months*	1 Year	Since Inception
On Market Price	15.08%	17.30%	7.80%
On NAV	11.57%	12.28%	8.21%
*Not annualized.

SECTOR WEIGHTINGS

Information Technology	17.7%
Financials	12.9
Health Care	12.8
Communication Services	11.6
Consumer Discretionary	10.9
Industrials	8.5
Energy	7.8
Consumer Staples	5.7
Utilities	3.4
Real Estate	2.4
Other	2.3
Materials	2.2

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC TOTAL RETURN FUND (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented product that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of equities, convertible and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long term to generate capital gains as well as income. This broader range of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

While we invest primarily in securities of U.S. issuers, we favor companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good prospects for sustainable growth. We remain generally optimistic with respect to the U.S. equity market in the short-term and look forward to continued moderate growth through economic expansion, low interest rates, lower regulations, and an apparent accommodating Fed policy.

How did the Fund perform over the reporting period?

The Fund increased 11.57% on a net asset value (NAV) basis and 15.08% on a market price basis for the six-month period ended April 30, 2019. The S&P 500 Index finished at 9.76% for the same period.

At the end of the reporting period, the Fund’s shares traded at a -1.07% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price can be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the six-month period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0825 per share, resulting in a current annualized distribution rate of 7.64% of market price as of April 30, 2019.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2019, the dividend yield of S&P 500 Index stocks averaged approximately 1.92%. Yields also were low within the U.S. government bond market, with the 10-year and 30-year U.S. Treasuries yielding 2.51% and 2.93%, respectively.

What factors influenced performance over the reporting period?

The Fund has a wide set of investment parameters that enable us to take advantage of investment opportunities through numerous types of investment vehicles. By optimizing this flexibility, the Fund was able to maintain its exposure to the equity markets, which improved during the period. And both convertibles and bonds provided income and appreciation to the portfolio for the six-month period.

In terms of sectors and corresponding industries, our selection in health care (specifically selection and underweight in biotechnology) contributed to performance relative to the S&P 500 Index. In addition, our selection in consumer staples (namely a slight underweight in tobacco) was helpful.

Selection in consumer discretionary (in internet & direct marketing retail) detracted from the Fund’s performance relative to the S&P 500 Index for the period. Furthermore, our selection in materials (notably in specialty chemicals) also lagged relative to the index.

How is the Fund positioned?

We continue to favor businesses with compelling growth opportunities and good valuations. We believe an enhanced focus on risk management and valuation sensitivity is beneficial given recent market trading levels. We also believe that the U.S. economy still has room to grow as investors contemplate low unemployment, reasonably good consumer optimism and less regulation, which bolster equity price valuations.

ASSET ALLOCATION AS OF 4/30/19

Investment Team Discussion

8   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

We are also cognizant of the fact that rising interest rates can have a detrimental effect on longer-term fixed income securities. Consequently, we diligently manage the duration of the portfolio’s fixed income assets in order to mitigate the potential impact.

In terms of positioning, we maintained a relatively high allocation to U.S. stocks and convertibles, whose combined exposure is approximately 91% of the portfolio. We are excited about the opportunities in the convertible market as steady issuance offers additional choices in the space. Accordingly, we have been able to take advantage attractive opportunities and establish meaningful exposure in those investments. Meanwhile, the secondary convertible market continues to offer an attractive array of balanced convertible structures, which the strategy emphasizes over the pure-equity or busted segments of the market.

The portfolio currently holds large absolute allocations to the information technology, financials, communication services and health care sectors. We expect our positioning to benefit in the future as more companies seek solutions to enhance and improve productivity and business performance. We believe these sectors remain poised to benefit from many of our long-term secular themes, including increased accessibility to data and robust consumer demand for products and services that provide access to information. We believe communication services stocks will also benefit from improving economic conditions derived from increasing employment, improved housing valuations, and growing consumer confidence. We have also maintained our position in financials as we expect the sector will benefit increased lending and a more hospitable regulatory environment.

The average credit quality of the portfolio is higher than that of the Credit Suisse High Yield index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance.

We believe that this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the fund’s distribution rate. Over the period, in spite of a cost increase due to rising interest rates in 2018, our use of leverage enjoyed a favorable reinvestment dynamic.

What is your outlook for the Fund?

In our view, equities continue to offer compelling risk/reward characteristics, and we are seeking companies with attractively valued fundamentals. We are also seeing continued issuance in the convertible markets, which present additional opportunities to generate income and participate in equity market appreciation. We continue to pursue our strategic objective of participating in a significant portion of equity market upside while aiming to reduce volatility versus equities throughout a complete market cycle. Managing for volatility given current market valuations will be an important objective.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

Given our outlook for a near-term period of economic growth, we favor quality growth companies. Favorable factors within the U.S. include solid job creation, low interest rates, increased consumer and corporate confidence and limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation and stronger balance sheets that will benefit from a strong U.S. consumer. From a thematic and sector perspective, we see opportunities in the technology sector, communication services companies tied to U.S. consumption, and companies positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe that many of these companies are favorably valued and positioned to grow revenues in a lower regulatory environment, with demand from consumer financing initiatives. We are selective regarding companies in the health care sector, favoring diversified companies that are more growth oriented, versus pharmaceutical companies that may be more vulnerable to pricing and political pressures. We are cautious about companies in the materials and utilities sectors, which may be fully valued as investors seek those stocks for income rather than growth.

We believe that fiscal policy is likely to remain an important factor regarding equity valuations. In addition, geopolitical concerns will likely remain an ongoing consideration. In our view, equities continue to offer compelling risk/reward characteristics, as we seek companies with attractively valued fundamentals in light of recent market volatility.

Schedule of Investments April 30, 2019 (Unaudited)

10 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (22.3%)
Airlines (0.0%)
569,798	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$601,167

Communication Services (3.0%)
943,000	Altice Financing, SA* 7.500%, 05/15/26	955,881
2,532,000	Altice France, SA* 7.375%, 05/01/26	2,572,968
	Altice Luxembourg, SA*^
596,000	7.750%, 05/15/22	607,533
596,000	7.625%, 02/15/25	559,304
591,000	Arrow Bidco, LLC* 9.500%, 03/15/24	586,491
1,490,000	Belo Corp. 7.250%, 09/15/27	1,607,062
	Cincinnati Bell, Inc.*
1,400,000	8.000%, 10/15/25	1,293,264
770,000	7.000%, 07/15/24^	711,723
298,000	CommScope, Inc.*^ 8.250%, 03/01/27	323,050
879,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	835,213
	CSC Holdings, LLC*
4,210,000	5.500%, 04/15/27µ	4,345,478
1,589,000	5.500%, 05/15/26µ	1,636,408
1,241,000	7.500%, 04/01/28^	1,355,848
6,744,000	Embarq Corp.µ 7.995%, 06/01/36	6,659,700
596,000	Entercom Media Corp.* 6.500%, 05/01/27	608,626
	Frontier Communications Corp.
3,893,000	11.000%, 09/15/25^	2,525,603
2,870,000	7.625%, 04/15/24	1,589,119
1,167,000	8.500%, 04/01/26*^	1,102,407
601,000	8.000%, 04/01/27*	623,201
	Gray Television, Inc.*
839,000	5.875%, 07/15/26^	865,454
576,000	7.000%, 05/15/27	623,537
	Hughes Satellite Systems Corp.^
1,033,000	6.625%, 08/01/26	1,046,775
343,000	5.250%, 08/01/26µ	345,329
	Inmarsat Finance, PLC*
1,639,000	4.875%, 05/15/22µ	1,657,455
1,102,000	6.500%, 10/01/24^	1,161,403
	Intelsat Jackson Holdings, SA
2,125,000	9.750%, 07/15/25*	2,193,117
1,192,000	5.500%, 08/01/23^	1,079,505
928,000	8.000%, 02/15/24*^	969,245
596,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	506,263
1,490,000	Nexstar Broadcasting, Inc.*^ 5.625%, 08/01/24	1,514,257

PRINCIPAL AMOUNT		VALUE
1,410,000	Qwest Corp.µ^ 6.875%, 09/15/33	$1,411,699
591,000	SBA Communications Corp. 4.000%, 10/01/22	596,168
	Sprint Corp.
4,215,000	7.125%, 06/15/24	4,236,075
4,032,000	7.875%, 09/15/23	4,206,485
1,390,000	7.625%, 03/01/26^	1,392,266
1,440,000	T-Mobile USA, Inc.µ^ 4.750%, 02/01/28	1,455,617
874,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	810,473
2,319,000	United States Cellular Corp.µ 6.700%, 12/15/33	2,472,158
124,000	Vodafone Group, PLCµ‡ 7.000%, 04/04/79 3 mo. USD LIBOR + 4.87%	130,611
596,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	550,337
	Windstream Services, LLC / Windstream Finance Corp.@
461,000	7.750%, 10/01/21	101,014
157,000	10.500%, 06/30/24*	109,876
576,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	585,046
		60,519,044

Consumer Discretionary (3.4%)
894,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	930,730
1,266,000	Beverages & More, Inc.* 11.500%, 06/15/22	935,764
1,490,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	1,549,883
1,440,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	1,410,898
	CCO Holdings, LLC / CCO Holdings Capital Corp.
3,873,000	5.125%, 05/01/27*^	3,937,176
1,216,000	5.750%, 09/01/23	1,244,801
501,000	5.000%, 02/01/28*^	500,807
	Century Communities, Inc.
1,737,000	6.875%, 05/15/22	1,775,770
1,539,000	5.875%, 07/15/25	1,528,735
3,376,000	Dana Financing Luxembourg Sarl*^ 6.500%, 06/01/26	3,542,555
	DISH DBS Corp.^
1,475,000	7.750%, 07/01/26	1,322,315
849,000	5.875%, 11/15/24	734,483
2,751,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	2,847,766

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
1,425,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	$1,436,229
124,000	General Motors Financial Company, Inc.^‡ 6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	120,356
1,490,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	1,574,408
1,162,000	goeasy, Ltd.µ* 7.875%, 11/01/22	1,221,924
2,145,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	2,091,107
1,490,000	International Game Technology, PLC*^ 6.250%, 01/15/27	1,565,781
	L Brands, Inc.^
3,217,000	6.875%, 11/01/35	2,872,990
647,000	5.250%, 02/01/28µ	578,253
1,490,000	Lennar Corp.µ 5.250%, 06/01/26	1,554,286
1,490,000	Liberty Interactive, LLC 8.250%, 02/01/30	1,543,521
1,286,000	M/I Homes, Inc.^ 5.625%, 08/01/25	1,268,009
	Mattel, Inc.
1,380,000	6.750%, 12/31/25*^	1,384,016
55,000	2.350%, 08/15/21	52,966
1,355,000	Mclaren Finance, PLC* 5.750%, 08/01/22	1,333,862
	Meritage Homes Corp.
3,257,000	7.000%, 04/01/22	3,507,691
2,483,000	7.150%, 04/15/20	2,572,462
	Penske Automotive Group, Inc.
1,390,000	5.500%, 05/15/26^	1,398,271
645,000	5.375%, 12/01/24	655,272
	PetSmart, Inc.*^
1,266,000	5.875%, 06/01/25	1,148,914
263,000	8.875%, 06/01/25	234,117
	Rite Aid Corp.
2,999,000	7.700%, 02/15/27	1,864,178
894,000	6.125%, 04/01/23*^	761,313
7,555,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	9,156,584
1,167,000	Salem Media Group, Inc.* 6.750%, 06/01/24	1,050,738
1,463,000	Sally Holdings, LLC / Sally Capital, Inc.µ 5.625%, 12/01/25	1,460,279
1,490,000	Sotheby’s*^ 4.875%, 12/15/25	1,462,912
1,192,000	Staples, Inc.*^ 7.500%, 04/15/26	1,193,788
859,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	888,404

PRINCIPAL AMOUNT		VALUE
539,327	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	$566,800
1,192,000	VOC Escrow, Ltd.µ*^ 5.000%, 02/15/28	1,188,108
		69,969,222

Consumer Staples (1.4%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC^
1,460,000	5.750%, 03/15/25	1,453,291
869,000	7.500%, 03/15/26*	924,577
596,000	Dean Foods Company* 6.500%, 03/15/23	314,205
894,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	925,017
1,395,000	Fresh Market, Inc.* 9.750%, 05/01/23	1,071,702
	JBS USA LUX, SA / JBS USA Finance, Inc.*
8,917,000	7.250%, 06/01/21	8,954,585
2,085,000	6.750%, 02/15/28	2,205,086
293,000	5.875%, 07/15/24	301,018
2,383,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	2,520,011
124,000	Land O’ Lakes, Inc.* 7.000%, 09/18/28	119,849
	New Albertson’s, Inc.
1,172,000	7.450%, 08/01/29^	1,099,107
998,000	7.750%, 06/15/26	951,653
665,000	8.000%, 05/01/31	630,613
	Pilgrim’s Pride Corp.*
1,708,000	5.875%, 09/30/27	1,768,421
596,000	5.750%, 03/15/25	610,679
	Post Holdings, Inc.*^
1,420,000	5.750%, 03/01/27	1,459,710
298,000	5.625%, 01/15/28	301,904
	Simmons Foods, Inc.*
1,177,000	7.750%, 01/15/24	1,258,631
710,000	5.750%, 11/01/24^	653,363
		27,523,422

Energy (3.2%)
248,000	Andeavor Logistics, LPµ‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	251,158
909,000	Apergy Corp.^ 6.375%, 05/01/26	941,392
447,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	440,295
1,495,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp.^ 6.875%, 02/01/25	1,504,404

Schedule of Investments April 30, 2019 (Unaudited)

12 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
890,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	$845,936
1,728,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	1,597,579
2,324,000	Calfrac Holdings, LP* 8.500%, 06/15/26	1,956,843
1,251,000	California Resources Corp.*^ 8.000%, 12/15/22	957,028
1,868,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	1,820,226
1,490,000	Chaparral Energy, Inc.*^ 8.750%, 07/15/23	1,104,269
1,192,000	Cheniere Energy Partners, LPµ*^ 5.625%, 10/01/26	1,232,939
	Chesapeake Energy Corp.^
1,440,000	8.000%, 01/15/25	1,459,181
1,231,000	7.000%, 10/01/24	1,219,970
586,000	Comstock Resources, Inc.* 9.750%, 08/15/26	536,671
2,056,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	1,919,399
561,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	554,784
	Denbury Resources, Inc.
1,326,000	5.500%, 05/01/22	1,029,785
1,212,000	7.500%, 02/15/24*^	1,122,948
943,000	9.250%, 03/31/22*^	959,479
511,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	497,686
248,000	Enbridge, Inc.µ‡ 6.000%, 01/15/77 3 mo. USD LIBOR + 3.89%	249,763
	Energy Transfer, LPµ
3,411,000	5.597%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	2,830,942
2,135,000	5.500%, 06/01/27	2,319,624
571,000	5.875%, 01/15/24	623,795
273,000	EnLink Midstream Partners, LP‡ 6.000%, 12/15/22 3 mo. USD LIBOR + 4.11%	235,639
	Enterprise Products Operating, LLCµ‡
2,001,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	1,914,627
606,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	564,098
253,000	5.250%, 08/16/77 3 mo. USD LIBOR + 3.03%	243,612

PRINCIPAL AMOUNT		VALUE
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
1,092,000	9.375%, 05/01/24	$397,177
889,000	7.750%, 05/15/26^	792,748
	Genesis Energy, LP / Genesis Energy Finance Corp.
1,504,000	6.500%, 10/01/25	1,513,167
1,490,000	6.250%, 05/15/26^	1,477,253
	Gulfport Energy Corp.
1,072,000	6.000%, 10/15/24^	944,496
993,000	6.375%, 05/15/25	875,498
1,152,000	Halcon Resources Corp. 6.750%, 02/15/25	743,386
1,321,000	HighPoint Operating Corp.^ 7.000%, 10/15/22	1,286,126
1,897,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	1,892,789
1,490,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	1,521,491
2,070,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	1,881,941
	Moss Creek Resources Holdings, Inc.*
596,000	10.500%, 05/15/27	609,794
536,000	7.500%, 01/15/26^	492,190
894,000	Nine Energy Service, Inc.*^ 8.750%, 11/01/23	925,259
149,750	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	158,066
1,043,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	1,020,273
1,490,000	Par Petroleum LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	1,454,873
889,000	PDC Energy, Inc. 5.750%, 05/15/26	891,062
1,380,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	1,327,898
606,000	QEP Resources, Inc.^ 5.625%, 03/01/26	569,019
1,892,000	SESI, LLC^ 7.750%, 09/15/24	1,398,037
561,000	SM Energy Company^ 6.750%, 09/15/26	539,637
844,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ* 6.500%, 07/15/27	905,793
248,000	Transcanada Trustµ^‡ 5.300%, 03/15/77 3 mo. USD LIBOR + 3.21%	237,327

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
288,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	$278,421
281,500	Transocean Pontus, Ltd.* 6.125%, 08/01/25	290,272
1,405,000	Transocean, Inc.*^ 7.500%, 01/15/26	1,391,140
1,440,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	1,126,044
2,358,000	W&T Offshore, Inc.* 9.750%, 11/01/23	2,402,696
3,088,000	Weatherford International, Ltd. 8.250%, 06/15/23	2,182,459
1,539,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	1,535,430
		63,995,834

Financials (3.7%)
3,103,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	2,814,499
745,000	Allstate Corp.µ^‡ 5.750%, 08/15/53 3 mo. USD LIBOR + 2.94%	771,455
3,609,000	Ally Financial, Inc. 8.000%, 11/01/31	4,633,144
248,000	American Express Companyµ‡ 4.900%, 03/15/20 3 mo. USD LIBOR + 3.29%	248,435
1,490,000	Amwins Group, Inc.* 7.750%, 07/01/26	1,499,901
	Ardonagh Midco 3, PLC*
2,706,000	8.625%, 07/15/23^	2,246,345
596,000	8.625%, 07/15/23	495,398
2,085,000	AssuredPartners, Inc.* 7.000%, 08/15/25	1,973,797
1,301,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	1,346,145
497,000	Bank of New York Mellon Corp.µ^‡ 4.625%, 09/20/26 3 mo. USD LIBOR + 3.13%	486,367
1,490,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	1,512,499
1,058,000	Charles Schwab Corp.µ^‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	1,030,593
248,000	CIT Group, Inc.^‡ 5.800%, 06/15/22 3 mo. USD LIBOR + 3.97%	249,071

PRINCIPAL AMOUNT		VALUE
844,000	Citigroup, Inc.^‡ 5.950%, 05/15/25 3 mo. USD LIBOR + 3.91%	$883,415
1,490,000	Credit Acceptance Corp.*^ 6.625%, 03/15/26	1,568,396
124,000	E*TRADE Financial Corp.µ‡ 5.875%, 09/15/26 3 mo. USD LIBOR + 4.44%	128,752
248,000	Fifth Third Bancorpµ^‡ 5.100%, 06/30/23 3 mo. USD LIBOR + 3.03%	244,754
497,000	Goldman Sachs Group, Inc.^‡ 5.300%, 11/10/26 3 mo. USD LIBOR + 3.83%	515,749
1,499,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,508,354
397,000	Hartford Financial Services Group, Inc.µ*‡ 4.809%, 02/12/67 3 mo. USD LIBOR + 2.13%	355,716
1,490,000	HUB International, Ltd.* 7.000%, 05/01/26	1,503,842
2,431,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,883,308
2,607,000	Iron Mountain, Inc.µ*^ 5.250%, 03/15/28	2,574,491
	Jefferies Finance, LLC*
5,983,000	7.375%, 04/01/20	5,998,975
3,798,000	7.250%, 08/15/24	3,754,703
	JPMorgan Chase & Companyµ^‡
497,000	6.100%, 10/01/24 3 mo. USD LIBOR + 3.33%	528,579
447,000	6.750%, 02/01/24 3 mo. USD LIBOR + 3.78%	495,448
248,000	KeyCorp^‡ 5.000%, 09/15/26 3 mo. USD LIBOR + 3.61%	247,480
1,192,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ*^ 5.250%, 10/01/25	1,189,342
983,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	1,002,729
1,440,000	Lions Gate Capital Holdings, LLC*^ 6.375%, 02/01/24	1,508,810
1,594,000	LPL Holdings, Inc.* 5.750%, 09/15/25	1,626,685
2,860,000	MetLife, Inc.µ^ 6.400%, 12/15/66	3,165,577
2,805,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	2,811,171
223,000	Nationwide Financial Services, Inc.µ^ 6.750%, 05/15/87	237,437

Schedule of Investments April 30, 2019 (Unaudited)

14 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Navient Corp.
1,887,000	6.750%, 06/25/25^	$1,933,618
571,000	6.500%, 06/15/22	602,111
1,122,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	1,130,471
2,314,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	2,252,262
745,000	PNC Financial Services Group, Inc.µ^‡ 5.000%, 11/01/26 3 mo. USD LIBOR + 3.30%	747,265
293,000	Principal Financial Group, Inc.µ‡ 4.700%, 05/15/55 3 mo. USD LIBOR + 3.04%	289,796
248,000	Progressive Corp.µ^‡ 5.375%, 03/15/23 3 mo. USD LIBOR + 2.54%	248,471
248,000	Prudential Financial, Inc.^‡ 5.700%, 09/15/48 3 mo. USD LIBOR + 2.67%	257,534
894,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 4.875%, 06/01/23	853,734
1,490,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	1,509,608
	Springleaf Finance Corp.
2,016,000	6.875%, 03/15/25^	2,165,194
1,490,000	7.125%, 03/15/26	1,601,698
1,490,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	1,496,489
248,000	State Street Corp.µ^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	252,713
248,000	SunTrust Banks, Inc.µ‡ 5.125%, 12/15/27 3 mo. USD LIBOR + 2.79%	240,245
636,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	638,805
2,905,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	2,842,121
745,000	US Bancorpµ^‡ 5.300%, 04/15/27 3 mo. USD LIBOR + 2.91%	772,531
248,000	Voya Financial, Inc.^‡ 6.125%, 09/15/23 3 mo. USD LIBOR + 3.36%	259,258
472,000	Wells Fargo & Companyµ^‡ 5.875%, 06/15/25 3 mo. USD LIBOR + 3.99%	510,841

PRINCIPAL AMOUNT		VALUE
526,000	XLIT, Ltd.‡ 5.054%, 05/31/19 3 mo. USD LIBOR + 2.46%	$511,743
		74,157,870

Health Care (2.7%)
2,661,000	Acadia Healthcare Company, Inc.^ 6.500%, 03/01/24	2,751,155
	Bausch Health Americas, Inc.*
3,262,000	8.500%, 01/31/27^	3,562,708
1,589,000	9.250%, 04/01/26	1,770,686
	Bausch Health Cos., Inc.*^
2,979,000	9.000%, 12/15/25	3,301,432
293,000	5.750%, 08/15/27	306,129
	CHS/Community Health Systems, Inc.
6,241,000	8.125%, 06/30/24*^	4,666,489
869,000	6.250%, 03/31/23	847,210
596,000	8.000%, 03/15/26*	580,608
3,193,000	DaVita, Inc.^ 5.125%, 07/15/24	3,199,482
2,855,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	2,331,036
	HCA, Inc.
8,173,000	5.875%, 05/01/23^	8,778,374
1,440,000	7.500%, 11/06/33	1,664,467
357,000	5.375%, 02/01/25^	376,153
1,346,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	1,458,627
2,780,000	Magellan Health, Inc.µ 4.900%, 09/22/24	2,712,849
1,941,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	1,526,150
894,000	Par Pharmaceutical, Inc.*^ 7.500%, 04/01/27	929,228
670,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	571,081
	Tenet Healthcare Corp.
1,589,000	4.625%, 07/15/24µ^	1,595,213
1,475,000	6.250%, 02/01/27*	1,539,177
596,000	6.875%, 11/15/31	550,463
1,668,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	1,568,437
	Teva Pharmaceutical Finance Netherlands III, BVµ
6,802,000	6.000%, 04/15/24^	6,943,278
834,000	2.800%, 07/21/23	758,757
1,440,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	1,398,283
		55,687,472

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE

Industrials (2.5%)
1,291,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	$1,285,468
	Allison Transmission, Inc.*
1,291,000	4.750%, 10/01/27µ	1,268,014
377,000	5.000%, 10/01/24µ^	381,518
298,000	5.875%, 06/01/29^	307,000
1,425,000	Arconic, Inc.^ 5.125%, 10/01/24	1,472,331
1,517,020	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	1,499,218
596,000	Avolon Holdings Funding, Ltd.µ* 5.250%, 05/15/24	623,789
1,470,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	1,416,352
2,284,000	Bombardier, Inc.*^ 7.500%, 03/15/25	2,298,766
	Covanta Holding Corp.
1,797,000	5.875%, 03/01/24	1,853,165
268,000	5.875%, 07/01/25	275,450
1,435,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	1,318,765
2,046,000	Fly Leasing, Ltd. 5.250%, 10/15/24	1,994,216
2,090,000	Garda World Security Corp.* 7.250%, 11/15/21	2,095,956
248,000	General Electric Company^‡ 5.000%, 01/21/21 3 mo. USD LIBOR + 3.33%	235,161
	Golden Nugget, Inc.*^
1,718,000	6.750%, 10/15/24	1,759,318
1,092,000	8.750%, 10/01/25	1,142,805
1,490,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,575,690
1,817,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	1,855,938
	Hertz Corp.
894,000	7.375%, 01/15/21	895,118
253,000	7.625%, 06/01/22*^	261,674
1,260,000	Icahn Enterprises, LPµ 6.750%, 02/01/24	1,324,386
596,000	James Hardie International Finance, Ltd.µ* 4.750%, 01/15/25	597,758
1,440,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	1,379,866
755,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	736,325
1,854,000	Meritor, Inc.^ 6.250%, 02/15/24	1,912,262
2,085,000	Navistar International Corp.* 6.625%, 11/01/25	2,133,341

PRINCIPAL AMOUNT		VALUE
	Park Aerospace Holdings, Ltd.*
839,000	4.500%, 03/15/23µ	$849,936
591,000	5.500%, 02/15/24	623,124
2,651,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	2,660,650
	Scientific Games International, Inc.*
1,395,000	5.000%, 10/15/25^	1,390,055
596,000	8.250%, 03/15/26	617,688
288,000	Summit Materials, LLC / Summit Materials Finance Corp.*^ 6.500%, 03/15/27	298,189
978,000	Tennant Company 5.625%, 05/01/25	1,007,408
298,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	274,287
596,000	TransDigm UK Holdings, PLC* 6.875%, 05/15/26	599,764
	TransDigm, Inc.*
1,490,000	7.500%, 03/15/27^	1,538,693
1,480,000	6.250%, 03/15/26	1,542,863
	United Rentals North America, Inc.^
1,241,000	5.875%, 09/15/26	1,298,446
1,112,000	4.875%, 01/15/28µ	1,106,273
611,000	6.500%, 12/15/26	654,812
745,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	744,613
1,490,000	XPO Logistics, Inc.µ*^ 6.750%, 08/15/24	1,543,752
		50,650,203

Information Technology (0.6%)
2,802,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	2,869,290
1,375,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	1,400,382
2,835,000	Dell International, LLC / EMC Corp.µ*^ 6.020%, 06/15/26	3,077,081
1,802,000	Entercom Media Corp.*^ 7.250%, 11/01/24	1,867,503
1,490,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	1,320,855
1,360,000	VFH Parent, LLC*^ 6.750%, 06/15/22	1,407,614
		11,942,725

Materials (1.2%)
2,069,000	AK Steel Corp.^ 6.375%, 10/15/25	1,750,767
1,822,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	1,966,958
4,578,000	ArcelorMittal, SAµ^ 7.000%, 10/15/39	5,270,949

Schedule of Investments April 30, 2019 (Unaudited)

16 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,210,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	$2,234,078
616,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	623,996
	First Quantum Minerals, Ltd.*
782,000	7.000%, 02/15/21^	796,698
397,000	7.250%, 04/01/23	392,903
1,092,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	1,106,196
894,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	916,332
591,000	Kinross Gold Corp.µ 4.500%, 07/15/27	572,129
293,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	301,027
1,365,000	New Gold, Inc.* 6.375%, 05/15/25	1,098,566
3,977,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	4,108,301
	United States Steel Corp.^
2,145,000	6.875%, 08/15/25	2,024,622
561,000	6.250%, 03/15/26	504,325
		23,667,847

Real Estate (0.2%)
1,490,000	CBL & Associates, LP^ 5.250%, 12/01/23	1,083,476
1,490,000	Forestar Group, Inc.* 8.000%, 04/15/24	1,533,664
2,403,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	2,412,384
		5,029,524

Utilities (0.4%)
263,000	NextEra Energy Capital Holdings, Inc.µ‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	240,932
348,000	NGPL PipeCo, LLCµ* 4.875%, 08/15/27	359,639
	NRG Energy, Inc.^
804,000	6.625%, 01/15/27	860,376
652,000	5.750%, 01/15/28	690,960
3,138,000	PPL Capital Funding, Inc.µ^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	2,931,865
596,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	625,428
1,490,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,472,790

PRINCIPAL AMOUNT		VALUE
1,226,000	Vistra Energy Corp.* 8.125%, 01/30/26	$1,338,792
124,000	WEC Energy Group, Inc.µ‡ 4.796%, 05/15/67 3 mo. USD LIBOR + 2.11%	107,130
		8,627,912
	Total Corporate Bonds (Cost $461,027,295)	452,372,242

Convertible Bonds (17.2%)
Communication Services (2.3%)
7,385,000	GCI Liberty, Inc.* 1.750%, 09/30/46	8,346,601
	Liberty Media Corp.
15,900,000	2.250%, 09/30/46	8,233,815
7,750,000	1.375%, 10/15/23	9,048,008
4,810,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	4,671,448
7,150,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	8,581,430
1,883,000	Live Nation Entertainment, Inc.^ 2.500%, 03/15/23	2,218,880
4,780,000	Twitter, Inc.*^ 0.250%, 06/15/24	4,822,351
		45,922,533

Consumer Discretionary (1.9%)
9,000,000	Booking Holdings, Inc. 0.350%, 06/15/20	12,868,515
1,244,000	Chegg, Inc.*^ 0.125%, 03/15/25	1,191,852
	Ctrip.com International, Ltd.
2,470,000	1.000%, 07/01/20	2,539,469
2,325,000	1.990%, 07/01/25^	2,608,417
	DISH Network Corp.
2,480,000	3.375%, 08/15/26	2,276,826
1,190,000	2.375%, 03/15/24	1,035,092
2,934,000	Guess, Inc.* 2.000%, 04/15/24	3,068,333
	Liberty Interactive, LLC
2,624,592	4.000%, 11/15/29	1,840,784
2,035,000	3.750%, 02/15/30	1,422,048
4,730,000	RH*^ 0.000%, 06/15/23	4,132,979
5,250,000	Tesla, Inc.^ 2.375%, 03/15/22	5,397,577
		38,381,892

Energy (0.6%)
4,850,000	Nabors Industries, Inc.^ 0.750%, 01/15/24	3,536,547

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
2,090,000	Oil States International, Inc. 1.500%, 02/15/23	$1,884,491
5,600,000	TOTAL, SA^ 0.500%, 12/02/22	5,965,848
		11,386,886

Financials (1.2%)
	Ares Capital Corp.µ
7,500,000	3.750%, 02/01/22	7,568,963
3,000,000	4.625%, 03/01/24	3,040,545
6,900,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	8,106,051
4,445,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	4,484,916
1,490,000	Prospect Capital Corp. 4.950%, 07/15/22	1,475,763
		24,676,238

Health Care (2.5%)
1,960,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	2,202,805
4,235,000	CONMED Corp.* 2.625%, 02/01/24	4,659,156
6,080,000	DexCom, Inc.* 0.750%, 12/01/23	6,345,970
1,928,000	Evolent Health, Inc.* 1.500%, 10/15/25	1,579,996
5,500,000	Exact Sciences Corp.^ 0.375%, 03/15/27	6,175,895
	Illumina, Inc.
6,646,000	0.000%, 08/15/23*^	7,157,011
3,753,000	0.000%, 06/15/19	4,595,605
4,810,000	Insulet Corp.*^ 1.375%, 11/15/24	5,470,100
1,835,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	2,222,662
4,700,000	NuVasive, Inc. 2.250%, 03/15/21	5,384,485
1,520,000	Teladoc Health, Inc.*^ 1.375%, 05/15/25	2,036,952
3,072,000	Wright Medical Group, Inc.*^ 1.625%, 06/15/23	3,344,133
		51,174,770

Industrials (0.7%)
2,924,000	Air Transport Services Group, Inc.^ 1.125%, 10/15/24	2,929,044
7,689,000	Fortive Corp.*^ 0.875%, 02/15/22	8,140,537
3,275,000	Meritor, Inc. 3.250%, 10/15/37	3,364,391
		14,433,972

PRINCIPAL AMOUNT		VALUE

Information Technology (6.7%)
3,190,000	8x8, Inc.µ* 0.500%, 02/01/24	$3,594,077
1,620,000	Akamai Technologies, Inc.µ*^ 0.125%, 05/01/25	1,714,527
2,914,000	Cypress Semiconductor Corp. 2.000%, 02/01/23	3,172,355
4,680,000	DocuSign, Inc.*^ 0.500%, 09/15/23	5,032,802
2,365,000	Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	2,650,290
2,170,000	II-VI, Inc. 0.250%, 09/01/22	2,373,980
7,350,000	Intel Corp. 3.250%, 08/01/39	18,379,961
4,975,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	6,205,243
6,950,000	Microchip Technology, Inc.^ 1.625%, 02/15/27	9,014,324
3,749,000	New Relic, Inc.*^ 0.500%, 05/01/23	4,371,746
6,300,000	NXP Semiconductors, NV 1.000%, 12/01/19	6,967,485
	ON Semiconductor Corp.
5,822,000	1.000%, 12/01/20	7,806,778
5,000,000	1.625%, 10/15/23^	6,580,600
6,795,000	Palo Alto Networks, Inc.* 0.750%, 07/01/23	7,703,560
945,000	Pluralsight, Inc.* 0.375%, 03/01/24	1,080,395
1,974,000	Pure Storage, Inc. 0.125%, 04/15/23	2,185,948
7,600,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	9,681,298
4,765,000	Splunk, Inc.* 0.500%, 09/15/23	5,421,379
1,180,000	Twilio, Inc.*^ 0.250%, 06/01/23	2,380,685
4,830,000	Wix.com, Ltd.*^ 0.000%, 07/01/23	5,674,960
7,750,000	Workday, Inc. 0.250%, 10/01/22	11,507,084
7,585,000	Zendesk, Inc. 0.250%, 03/15/23	11,460,935
		134,960,412

Materials (0.2%)
5,300,000	Royal Gold, Inc. 2.875%, 06/15/19	5,300,424

Schedule of Investments April 30, 2019 (Unaudited)

18 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Real Estate (0.8%)
7,927,000	Empire State Realty OP, LP* 2.625%, 08/15/19	$7,906,786
2,000,000	Extra Space Storage, LP* 3.125%, 10/01/35	2,340,190
6,120,000	IH Merger Sub, LLC 3.500%, 01/15/22	7,108,227
		17,355,203

Utilities (0.3%)
4,830,000	NRG Energy, Inc.* 2.750%, 06/01/48	5,432,132
	Total Convertible Bonds (Cost $317,594,913)	349,024,462

U.S. Government and Agency Security (0.3%)
6,405,000	United States Treasury Note^ (Cost $6,201,587)	6,219,371

Bank Loans (2.5%)
Communication Services (0.6%)
448,236	Charter Communications Operating, LLC‡ 4.490%, 04/30/25 1 mo. LIBOR + 2.00%	449,847
900,000	CommScope, Inc.‡ 5.733%, 04/06/26 1 mo. LIBOR + 3.25%	909,139
600,000	CSC Holdings, LLC‡ 5.473%, 04/15/27 1 mo. LIBOR + 3.00%	602,922
2,629,610	Cumulus Media New Holdings, Inc.‡ 6.990%, 05/15/22 1 mo. LIBOR + 4.50%	2,612,189
1,400,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	1,415,169
850,000	Intelsat Jackson Holdings, SA‡ 6.979%, 01/02/24 1 mo. LIBOR + 4.50%	858,351
2,020,859	New Media Holdings II, LLC‡ 8.733%, 07/14/22 1 mo. LIBOR + 6.25%	2,021,698
2,568,563	Sprint Communications, Inc.‡ 5.500%, 02/02/24 1 mo. LIBOR + 3.00%	2,535,390
1,200,000	Windstream Services, LLC‡ 9.750%, 02/17/24 3 mo. Prime - 4.25%	1,220,400
		12,625,105

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (0.3%)
595,500	American Greetings Corp.‡ 6.983%, 04/06/24 1mo. LIBOR + 4.50%	$598,105
575,000	MGM Resorts International‡ 4.733%, 12/21/23 1 mo. LIBOR + 2.25%	573,082
947,597	PetSmart, Inc.‡ 6.730%, 03/11/22 1 mo. LIBOR + 4.25%	916,141
2,094,750	R.R. Donnelley & Sons Company‡ 7.483%, 01/15/24 1 mo. LIBOR + 5.00%	2,103,035
2,625,000	Weight Watchers International, Inc.‡ 7.350%, 11/29/24 3 mo. LIBOR + 4.75%	2,531,485
		6,721,848

Consumer Staples (0.1%)
778,462	JBS USA LUX, SA! 10/30/22	779,882

Energy (0.1%)
900,000	Epic Crude Services, LP‡ 7.490%, 02/20/26 1 mo. LIBOR + 5.00%	898,501
1,188,000	McDermott Technology Americas, Inc.‡ 7.483%, 05/10/25 1 mo. LIBOR + 5.00%	1,178,223
493,750	Par Pacific Holdings, Inc.‡ 9.340%, 12/17/25 3 mo. LIBOR + 6.75%	499,922
		2,576,646

Financials (0.2%)
286,899	AssuredPartners, Inc.‡ 5.733%, 10/22/24 1 mo. LIBOR + 3.25%	286,004
1,485,000	Genworth Holdings, Inc.‡ 6.987%, 03/07/23 1 mo. LIBOR + 4.50%	1,500,778
827,273	GLP Financing, LLC‡ 3.977%, 04/28/21 1 mo. LIBOR + 1.50%	822,619
1,171,150	HUB International, Ltd.‡ 5.336%, 04/25/25 3 mo. LIBOR + 2.75%	1,160,903
450,000	Level 3 Financing, Inc.‡ 4.733%, 02/22/24 1 mo. LIBOR + 2.25%	450,788
		4,221,092

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE

Health Care (0.8%)
2,877,580	Amneal Pharmaceuticals, LLC‡ 6.000%, 05/04/25 1 mo. LIBOR + 3.50%	$2,891,608
2,844,375	Bausch Health Americas, Inc.‡ 5.474%, 06/02/25 1 mo. LIBOR + 3.00%	2,860,531
1,056,104	Bausch Health Cos., Inc.‡ 5.224%, 11/27/25 1 mo. LIBOR + 2.75%	1,058,322
249,346	DaVita, Inc.‡ 5.233%, 06/24/21 1 mo. LIBOR + 2.75%	250,187
2,106,428	Gentiva Health Services, Inc.‡ 9.500%, 07/02/26 1 mo. LIBOR + 7.00%	2,168,304
748,816	Gentiva Health Services, Inc.‡ 6.250%, 07/02/25 1 mo. LIBOR + 3.75%	752,096
349,118	HCA, Inc.‡ 4.483%, 03/13/25 1 mo. LIBOR + 2.00%	350,241
1,259,700	Mallinckrodt International Finance, SA‡ 5.351%, 09/24/24 3 mo. LIBOR + 2.75%	1,138,227
1,445,500	Ortho Clinical Diagnostics, SA‡ 5.733%, 06/30/25 1 mo. LIBOR + 3.25%	1,420,204
2,320,403	Team Health Holdings, Inc.‡ 5.233%, 02/06/24 1 mo. LIBOR + 2.75%	2,184,079
		15,073,799

Industrials (0.1%)
1,500,000	Dun & Bradstreet Corporation (The)‡ 7.479%, 02/01/26 1 mo. LIBOR + 5.00%	1,513,133
997,500	RegionalCare Hospital Partners Holdings, Inc.‡ 6.987%, 11/16/25 1 mo. LIBOR + 4.50%	1,003,734
		2,516,867

Information Technology (0.3%)
1,421,637	BMC Software Finance, Inc.‡ 6.851%, 10/02/25 3 mo. LIBOR + 4.25%	1,415,417
448,846	CDW, LLC‡ 4.233%, 08/17/23 1 mo. LIBOR + 1.75%	450,577
697,094	Dell International LLC‡ 4.490%, 09/07/23 1 mo. LIBOR + 2.00%	698,272

PRINCIPAL AMOUNT		VALUE
2,700,000	First Data Corp.‡ 4.481%, 04/26/24 1 mo. LIBOR + 2.00%	$2,702,538
		5,266,804
	Total Bank Loans (Cost $49,562,467)	49,782,043

SYNTHETIC CONVERTIBLE SECURITIES (0.2%) ¤
Corporate Bonds (0.2%)
Airlines (0.0%)
4,000	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	4,220

Communication Services (0.0%)
7,000	Altice Financing, SA* 7.500%, 05/15/26	7,096
18,000	Altice France, SA* 7.375%, 05/01/26	18,291
	Altice Luxembourg, SA*^
4,000	7.750%, 05/15/22	4,077
4,000	7.625%, 02/15/25	3,754
4,000	Arrow Bidco, LLC* 9.500%, 03/15/24	3,969
10,000	Belo Corp. 7.250%, 09/15/27	10,786
	Cincinnati Bell, Inc.*
10,000	8.000%, 10/15/25	9,238
5,000	7.000%, 07/15/24^	4,622
2,000	CommScope, Inc.*^ 8.250%, 03/01/27	2,168
6,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	5,701
	CSC Holdings, LLC*
30,000	5.500%, 04/15/27µ	30,965
11,000	5.500%, 05/15/26µ	11,328
9,000	7.500%, 04/01/28^	9,833
47,000	Embarq Corp.µ 7.995%, 06/01/36	46,412
4,000	Entercom Media Corp.* 6.500%, 05/01/27	4,085
	Frontier Communications Corp.
27,000	11.000%, 09/15/25^	17,516
20,000	7.625%, 04/15/24	11,074
8,000	8.500%, 04/01/26*^	7,557
4,000	8.000%, 04/01/27*	4,148
	Gray Television, Inc.*
6,000	5.875%, 07/15/26^	6,189
4,000	7.000%, 05/15/27	4,330
	Hughes Satellite Systems Corp.^
7,000	6.625%, 08/01/26	7,093
2,000	5.250%, 08/01/26µ	2,014
	Inmarsat Finance, PLC*
11,000	4.875%, 05/15/22µ	11,124
8,000	6.500%, 10/01/24^	8,431

Schedule of Investments April 30, 2019 (Unaudited)

20 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Intelsat Jackson Holdings, SA
15,000	9.750%, 07/15/25*	$15,481
8,000	5.500%, 08/01/23^	7,245
7,000	8.000%, 02/15/24*^	7,311
4,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	3,398
10,000	Nexstar Broadcasting, Inc.*^ 5.625%, 08/01/24	10,163
10,000	Qwest Corp.µ^ 6.875%, 09/15/33	10,012
4,000	SBA Communications Corp. 4.000%, 10/01/22	4,035
	Sprint Corp.
30,000	7.125%, 06/15/24	30,150
28,000	7.875%, 09/15/23	29,212
10,000	7.625%, 03/01/26^	10,016
10,000	T-Mobile USA, Inc.µ^ 4.750%, 02/01/28	10,108
6,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	5,564
16,000	United States Cellular Corp.µ 6.700%, 12/15/33	17,057
1,000	Vodafone Group, PLCµ‡ 7.000%, 04/04/79 3 mo. USD LIBOR + 4.87%	1,053
4,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	3,694
	Windstream Services, LLC / Windstream Finance Corp.@
3,000	7.750%, 10/01/21	657
1,000	10.500%, 06/30/24*	700
4,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	4,063
		421,720

Consumer Discretionary (0.1%)
6,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	6,247
9,000	Beverages & More, Inc.* 11.500%, 06/15/22	6,652
10,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	10,402
10,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	9,798
	CCO Holdings, LLC / CCO Holdings Capital Corp.
27,000	5.125%, 05/01/27*^	27,447
9,000	5.750%, 09/01/23	9,213
4,000	5.000%, 02/01/28*^	3,998
	Century Communities, Inc.
12,000	6.875%, 05/15/22	12,268
11,000	5.875%, 07/15/25	10,927

PRINCIPAL AMOUNT		VALUE
24,000	Dana Financing Luxembourg Sarl*^ 6.500%, 06/01/26	$25,184
	DISH DBS Corp.^
10,000	7.750%, 07/01/26	8,965
6,000	5.875%, 11/15/24	5,191
19,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	19,668
10,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	10,079
1,000	General Motors Financial Company, Inc.^‡ 6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	971
10,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	10,567
8,000	goeasy, Ltd.µ* 7.875%, 11/01/22	8,413
15,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	14,623
10,000	International Game Technology, PLC*^ 6.250%, 01/15/27	10,509
	L Brands, Inc.^
23,000	6.875%, 11/01/35	20,540
5,000	5.250%, 02/01/28µ	4,469
10,000	Lennar Corp.µ 5.250%, 06/01/26	10,431
10,000	Liberty Interactive, LLC 8.250%, 02/01/30	10,359
9,000	M/I Homes, Inc.^ 5.625%, 08/01/25	8,874
	Mattel, Inc.
10,000	6.750%, 12/31/25*^	10,029
10,000	Mclaren Finance, PLC* 5.750%, 08/01/22	9,844
	Meritage Homes Corp.
23,000	7.000%, 04/01/22	24,770
17,000	7.150%, 04/15/20	17,613
	Penske Automotive Group, Inc.
10,000	5.500%, 05/15/26^	10,060
5,000	5.375%, 12/01/24	5,080
	PetSmart, Inc.*^
9,000	5.875%, 06/01/25	8,168
2,000	8.875%, 06/01/25	1,780
	Rite Aid Corp.
21,000	7.700%, 02/15/27	13,054
6,000	6.125%, 04/01/23*^	5,109
53,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	64,235
8,000	Salem Media Group, Inc.* 6.750%, 06/01/24	7,203
10,000	Sally Holdings, LLC / Sally Capital, Inc.µ 5.625%, 12/01/25	9,981

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
10,000	Sotheby’s*^ 4.875%, 12/15/25	$9,818
8,000	Staples, Inc.*^ 7.500%, 04/15/26	8,012
6,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	6,205
4,000	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	4,204
8,000	VOC Escrow, Ltd.µ*^ 5.000%, 02/15/28	7,974
		488,934

Consumer Staples (0.0%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC^
10,000	5.750%, 03/15/25	9,954
6,000	7.500%, 03/15/26*	6,384
4,000	Dean Foods Company* 6.500%, 03/15/23	2,109
6,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	6,208
10,000	Fresh Market, Inc.* 9.750%, 05/01/23	7,682
	JBS USA LUX, SA / JBS USA Finance, Inc.*
63,000	7.250%, 06/01/21	63,266
15,000	6.750%, 02/15/28	15,864
2,000	5.875%, 07/15/24	2,055
17,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	17,977
1,000	Land O’ Lakes, Inc.* 7.000%, 09/18/28	967
	New Albertson’s, Inc.
8,000	7.450%, 08/01/29^	7,502
7,000	7.750%, 06/15/26	6,675
5,000	8.000%, 05/01/31	4,741
	Pilgrim’s Pride Corp.*
12,000	5.875%, 09/30/27	12,424
4,000	5.750%, 03/15/25	4,099
	Post Holdings, Inc.*^
10,000	5.750%, 03/01/27	10,280
2,000	5.625%, 01/15/28	2,026
	Simmons Foods, Inc.*
8,000	7.750%, 01/15/24	8,555
5,000	5.750%, 11/01/24^	4,601
		193,369

Energy (0.0%)
2,000	Andeavor Logistics, LPµ‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	2,025

PRINCIPAL AMOUNT		VALUE
6,000	Apergy Corp.^ 6.375%, 05/01/26	$6,214
3,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	2,955
10,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp.^ 6.875%, 02/01/25	10,063
6,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	5,703
12,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	11,094
16,000	Calfrac Holdings, LP* 8.500%, 06/15/26	13,472
9,000	California Resources Corp.*^ 8.000%, 12/15/22	6,885
13,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	12,668
10,000	Chaparral Energy, Inc.*^ 8.750%, 07/15/23	7,411
8,000	Cheniere Energy Partners, LPµ*^ 5.625%, 10/01/26	8,275
	Chesapeake Energy Corp.^
10,000	8.000%, 01/15/25	10,133
9,000	7.000%, 10/01/24	8,919
4,000	Comstock Resources, Inc.* 9.750%, 08/15/26	3,663
14,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	13,070
4,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	3,956
	Denbury Resources, Inc.
9,000	5.500%, 05/01/22	6,990
8,000	7.500%, 02/15/24*^	7,412
7,000	9.250%, 03/31/22*^	7,122
4,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	3,896
2,000	Enbridge, Inc.µ‡ 6.000%, 01/15/77 3 mo. USD LIBOR + 3.89%	2,014
	Energy Transfer Operating, LPµ
24,000	5.597%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	19,919
15,000	5.500%, 06/01/27	16,297
4,000	5.875%, 01/15/24	4,370
2,000	EnLink Midstream Partners, LP‡ 6.000%, 12/15/22 3 mo. USD LIBOR + 4.11%	1,726
	Enterprise Products Operating, LLCµ‡
14,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	13,396

Schedule of Investments April 30, 2019 (Unaudited)

22 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
4,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	$3,723
2,000	5.250%, 08/16/77 3 mo. USD LIBOR + 3.03%	1,926
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
8,000	9.375%, 05/01/24	2,910
6,000	7.750%, 05/15/26^	5,350
	Genesis Energy, LP / Genesis Energy Finance Corp.
11,000	6.500%, 10/01/25	11,067
10,000	6.250%, 05/15/26^	9,914
	Gulfport Energy Corp.
8,000	6.000%, 10/15/24^	7,049
7,000	6.375%, 05/15/25	6,172
8,000	Halcon Resources Corp. 6.750%, 02/15/25	5,162
9,000	HighPoint Operating Corp.^ 7.000%, 10/15/22	8,762
13,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	12,971
10,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	10,211
15,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	13,637
	Moss Creek Resources Holdings, Inc.*
4,000	10.500%, 05/15/27	4,093
4,000	7.500%, 01/15/26^	3,673
6,000	Nine Energy Service, Inc.*^ 8.750%, 11/01/23	6,210
1,000	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	1,056
7,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	6,848
10,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	9,764
6,000	PDC Energy, Inc. 5.750%, 05/15/26	6,014
10,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	9,622
4,000	QEP Resources, Inc.^ 5.625%, 03/01/26	3,756
13,000	SESI, LLC^ 7.750%, 09/15/24	9,606
4,000	SM Energy Company^ 6.750%, 09/15/26	3,848
6,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ* 6.500%, 07/15/27	6,439

PRINCIPAL AMOUNT		VALUE
2,000	Transcanada Trustµ^‡ 5.300%, 03/15/77 3 mo. USD LIBOR + 3.21%	$1,914
2,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	1,934
2,000	Transocean Pontus, Ltd.* 6.125%, 08/01/25	2,062
10,000	Transocean, Inc.*^ 7.500%, 01/15/26	9,901
10,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	7,820
17,000	W&T Offshore, Inc.* 9.750%, 11/01/23	17,322
22,000	Weatherford International, Ltd. 8.250%, 06/15/23	15,549
11,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	10,975
		446,908

Financials (0.1%)
22,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	19,954
5,000	Allstate Corp.µ^‡ 5.750%, 08/15/53 3 mo. USD LIBOR + 2.94%	5,178
25,000	Ally Financial, Inc. 8.000%, 11/01/31	32,094
2,000	American Express Companyµ‡ 4.900%, 03/15/20 3 mo. USD LIBOR + 3.29%	2,003
10,000	Amwins Group, Inc.* 7.750%, 07/01/26	10,066
	Ardonagh Midco 3, PLC*
19,000	8.625%, 07/15/23^	15,773
4,000	8.625%, 07/15/23	3,325
15,000	AssuredPartners, Inc.* 7.000%, 08/15/25	14,200
9,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	9,312
3,000	Bank of New York Mellon Corp.µ^‡ 4.625%, 09/20/26 3 mo. USD LIBOR + 3.13%	2,936
10,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	10,151
7,000	Charles Schwab Corp.µ^‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	6,819

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
2,000	CIT Group, Inc.^‡ 5.800%, 06/15/22 3 mo. USD LIBOR + 3.97%	$2,009
6,000	Citigroup, Inc.^‡ 5.950%, 05/15/25 3 mo. USD LIBOR + 3.91%	6,280
10,000	Credit Acceptance Corp.*^ 6.625%, 03/15/26	10,526
1,000	E*TRADE Financial Corp.µ‡ 5.875%, 09/15/26 3 mo. USD LIBOR + 4.44%	1,038
2,000	Fifth Third Bancorpµ^‡ 5.100%, 06/30/23 3 mo. USD LIBOR + 3.03%	1,974
3,000	Goldman Sachs Group, Inc.^‡ 5.300%, 11/10/26 3 mo. USD LIBOR + 3.83%	3,113
11,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	11,069
3,000	Hartford Financial Services Group, Inc.µ*‡ 4.809%, 02/12/47 3 mo. USD LIBOR + 2.13%	2,688
10,000	HUB International, Ltd.* 7.000%, 05/01/26	10,093
17,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	13,170
18,000	Iron Mountain, Inc.µ*^ 5.250%, 03/15/28	17,775
	Jefferies Finance, LLC*
42,000	7.375%, 04/01/20	42,112
27,000	7.250%, 08/15/24	26,692
	JPMorgan Chase & Companyµ^‡
3,000	6.750%, 02/01/24 3 mo. USD LIBOR + 3.78%	3,325
3,000	6.100%, 10/01/24 3 mo. USD LIBOR + 3.33%	3,191
2,000	KeyCorp^‡ 5.000%, 09/15/26 3 mo. USD LIBOR + 3.61%	1,996
8,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ*^ 5.250%, 10/01/25	7,982
7,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	7,140
10,000	Lions Gate Capital Holdings, LLC*^ 6.375%, 02/01/24	10,478
11,000	LPL Holdings, Inc.* 5.750%, 09/15/25	11,226
20,000	MetLife, Inc.µ^ 6.400%, 12/15/66	22,137

PRINCIPAL AMOUNT		VALUE
20,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	$20,044
2,000	Nationwide Financial Services, Inc.µ^ 6.750%, 05/15/37	2,129
	Navient Corp.
13,000	6.750%, 06/25/25^	13,321
4,000	6.500%, 06/15/22	4,218
8,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	8,060
16,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	15,573
5,000	PNC Financial Services Group, Inc.µ^‡ 5.000%, 11/01/26 3 mo. USD LIBOR + 3.30%	5,015
2,000	Principal Financial Group, Inc.µ‡ 4.700%, 05/15/55 3 mo. USD LIBOR + 3.04%	1,978
2,000	Progressive Corp.µ^‡ 5.375%, 03/15/23 3 mo. USD LIBOR + 2.54%	2,004
2,000	Prudential Financial, Inc.^‡ 5.700%, 09/15/48 3 mo. USD LIBOR + 2.67%	2,077
6,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 4.875%, 06/01/23	5,730
10,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	10,132
	Springleaf Finance Corp.
14,000	6.875%, 03/15/25^	15,036
10,000	7.125%, 03/15/26	10,750
10,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	10,044
2,000	State Street Corp.µ^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	2,038
2,000	SunTrust Banks, Inc.µ‡ 5.125%, 12/15/27 3 mo. USD LIBOR + 2.79%	1,937
4,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	4,018
20,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	19,567
5,000	US Bancorpµ^‡ 5.300%, 04/15/27 3 mo. USD LIBOR + 2.91%	5,185
2,000	Voya Financial, Inc.^‡ 6.125%, 09/15/23 3 mo. USD LIBOR + 3.36%	2,091

Schedule of Investments April 30, 2019 (Unaudited)

24 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
3,000	Wells Fargo & Companyµ^‡ 5.875%, 06/15/25 3 mo. USD LIBOR + 3.99%	$3,247
4,000	XLIT, Ltd.‡ 5.054%, 05/31/19 3 mo. USD LIBOR + 2.46%	3,892
		515,911

Health Care (0.0%)
19,000	Acadia Healthcare Company, Inc.^ 6.500%, 03/01/24	19,644
	Bausch Health Americas, Inc.*
23,000	8.500%, 01/31/27^	25,120
11,000	9.250%, 04/01/26	12,258
	Bausch Health Cos., Inc.*^
21,000	9.000%, 12/15/25	23,273
2,000	5.750%, 08/15/27	2,090
	CHS/Community Health Systems, Inc.
44,000	8.125%, 06/30/24*^	32,899
6,000	6.250%, 03/31/23	5,849
4,000	8.000%, 03/15/26*	3,897
22,000	DaVita, Inc.^ 5.125%, 07/15/24	22,045
20,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	16,329
	HCA, Inc.
57,000	5.875%, 05/01/23^	61,222
10,000	7.500%, 11/06/33	11,559
3,000	5.375%, 02/01/25^	3,161
9,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	9,753
20,000	Magellan Health, Inc.µ 4.900%, 09/22/24	19,517
14,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	11,008
6,000	Par Pharmaceutical, Inc.*^ 7.500%, 04/01/27	6,236
5,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	4,262
	Tenet Healthcare Corp.
11,000	4.625%, 07/15/24µ^	11,043
10,000	6.250%, 02/01/27*	10,435
4,000	6.875%, 11/15/31	3,694
12,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	11,284
	Teva Pharmaceutical Finance Netherlands III, BVµ
48,000	6.000%, 04/15/24^	48,997
6,000	2.800%, 07/21/23	5,459
10,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	9,710
		390,744

PRINCIPAL AMOUNT		VALUE

Industrials (0.0%)
9,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	$8,961
	Allison Transmission, Inc.*
9,000	4.750%, 10/01/27µ	8,840
3,000	5.000%, 10/01/24µ^	3,036
2,000	5.875%, 06/01/29^	2,060
10,000	Arconic, Inc.^ 5.125%, 10/01/24	10,332
11,000	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	10,871
4,000	Avolon Holdings Funding, Ltd.µ* 5.250%, 05/15/24	4,186
10,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	9,635
16,000	Bombardier, Inc.*^ 7.500%, 03/15/25	16,103
	Covanta Holding Corp.
13,000	5.875%, 03/01/24	13,406
2,000	5.875%, 07/01/25	2,056
10,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	9,190
14,000	Fly Leasing, Ltd. 5.250%, 10/15/24	13,646
15,000	Garda World Security Corp.* 7.250%, 11/15/21	15,043
2,000	General Electric Company^‡ 5.000%, 01/21/21 3 mo. USD LIBOR + 3.33%	1,896
	Golden Nugget, Inc.*^
12,000	6.750%, 10/15/24	12,289
8,000	8.750%, 10/01/25	8,372
10,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	10,575
13,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	13,279
	Hertz Corp.
6,000	7.375%, 01/15/21	6,007
2,000	7.625%, 06/01/22*^	2,069
9,000	Icahn Enterprises, LPµ 6.750%, 02/01/24	9,460
4,000	James Hardie International Finance, Ltd.µ* 4.750%, 01/15/25	4,012
10,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	9,582
5,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	4,876
13,000	Meritor, Inc.^ 6.250%, 02/15/24	13,409
15,000	Navistar International Corp.* 6.625%, 11/01/25	15,348

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 25

PRINCIPAL AMOUNT		VALUE
	Park Aerospace Holdings, Ltd.*
6,000	4.500%, 03/15/23µ	$6,078
4,000	5.500%, 02/15/24	4,217
19,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	19,069
	Scientific Games International, Inc.*
10,000	5.000%, 10/15/25^	9,965
4,000	8.250%, 03/15/26	4,146
2,000	Summit Materials, LLC / Summit Materials Finance Corp.*^ 6.500%, 03/15/27	2,071
7,000	Tennant Company 5.625%, 05/01/25	7,210
2,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	1,841
4,000	TransDigm UK Holdings, PLC* 6.875%, 05/15/26	4,025
	TransDigm, Inc.*
10,000	7.500%, 03/15/27^	10,327
10,000	6.250%, 03/15/26	10,425
	United Rentals North America, Inc.^
9,000	5.875%, 09/15/26	9,417
8,000	4.875%, 01/15/28µ	7,959
4,000	6.500%, 12/15/26	4,287
5,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	4,997
10,000	XPO Logistics, Inc.µ*^ 6.750%, 08/15/24	10,361
		354,934

Information Technology (0.0%)
20,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	20,480
10,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	10,185
20,000	Dell International, LLC / EMC Corp.µ*^ 6.020%, 06/15/26	21,708
13,000	Entercom Media Corp.*^ 7.250%, 11/01/24	13,472
10,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	8,865
10,000	VFH Parent, LLC*^ 6.750%, 06/15/22	10,350
		85,060

Materials (0.0%)
15,000	AK Steel Corp.^ 6.375%, 10/15/25	12,693
13,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	14,034
32,000	ArcelorMittal, SAµ^ 7.000%, 10/15/39	36,844

PRINCIPAL AMOUNT		VALUE
15,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	$15,164
4,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	4,052
	First Quantum Minerals, Ltd.*
5,000	7.000%, 02/15/21^	5,094
3,000	7.250%, 04/01/23	2,969
8,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	8,104
6,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	6,150
4,000	Kinross Gold Corp.µ 4.500%, 07/15/27	3,872
2,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	2,055
10,000	New Gold, Inc.* 6.375%, 05/15/25	8,048
28,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	28,924
	United States Steel Corp.^
15,000	6.875%, 08/15/25	14,158
4,000	6.250%, 03/15/26	3,596
		165,757

Real Estate (0.0%)
10,000	CBL & Associates, LP^ 5.250%, 12/01/23	7,272
10,000	Forestar Group, Inc.* 8.000%, 04/15/24	10,293
17,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	17,066
		34,631

Utilities (0.0%)
2,000	NextEra Energy Capital Holdings, Inc.µ‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	1,832
2,000	NGPL PipeCo, LLCµ* 4.875%, 08/15/27	2,067
	NRG Energy, Inc.^
6,000	6.625%, 01/15/27	6,421
5,000	5.750%, 01/15/28	5,299
22,000	PPL Capital Funding, Inc.µ^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	20,555
4,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	4,197
10,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	9,884

Schedule of Investments April 30, 2019 (Unaudited)

26 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
9,000	Vistra Energy Corp.* 8.125%, 01/30/26	$9,828
1,000	WEC Energy Group, Inc.µ‡ 4.796%, 05/15/67 3 mo. USD LIBOR + 2.11%	864
		60,947
	Total Corporate Bonds	3,163,135

U.S. Government and Agency Security (0.0%)
45,000	United States Treasury Note^ 2.000%, 11/15/26	43,696

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Options (0.0%) #
Other (0.0%)
1,488 6,536,784	iShares MSCI Emerging Markets ETF Call, 06/21/19, Strike $43.00	239,568
1,930 5,597,000	Xtrackers Harvest CSI 300 China A Shares ETF Call, 10/18/19, Strike $30.00	328,100
	Total Purchased Options	567,668
	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $3,971,663)	3,774,499

NUMBER OF SHARES		VALUE

Convertible Preferred Stocks (8.0%)
Communication Services (0.3%)
28,795	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	5,977,237
5,000	AT&T, Inc. 5.350%, 11/01/66	128,250
20,000	Qwest Corp. 6.500%, 09/01/56	461,400
4,950	Telephone & Data Systems, Inc.^ 7.000%, 03/15/60	125,730
4,800	United States Cellular Corp.^ 7.250%, 12/01/64	126,912
		6,819,529

Energy (0.3%)
9,785	Energy Transfer Operating, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	242,864
	NuStar Energy, LP‡
176,000	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	3,632,640
53,034	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	1,244,177
		5,119,681

NUMBER OF SHARES		VALUE

Financials (0.6%)
2,500	Affiliated Managers Group, Inc. 5.875%, 03/30/59	$63,275
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,098,087
10,500	Arch Capital Group, Ltd.^ 5.250%, 09/29/21	245,910
31,880	Assurant, Inc.^ 6.500%, 03/15/21	3,315,839
10,100	Axis Capital Holdings, Ltd.^ 5.500%, 11/07/21	247,753
500	Bank of America Corp. 7.250%, 03/15/28	660,255
10,000	BB&T Corp.^ 5.200%, 05/30/19	248,100
9,500	Capital One Financial Corp.^ 6.000%, 12/01/21	247,855
10,100	First Republic Bank^ 5.500%, 06/30/23	255,732
10,100	JPMorgan Chase & Company 5.750%, 12/01/23	267,751
2,500	KeyCorp 5.625%, 09/15/24	62,500
10,250	Legg Mason, Inc. 5.450%, 09/15/56	255,737
18,500	Morgan Stanley^‡ 6.375%, 10/15/24 3 mo. USD LIBOR + 3.71%	500,795
10,000	Oaktree Capital Group, LLC 6.550%, 09/15/23	251,900
10,000	Prospect Capital Corp. 6.250%, 06/15/24	253,100
5,000	Prudential Financial, Inc. 5.625%, 08/15/58	130,100
9,500	Reinsurance Group of America, Inc.‡ 5.750%, 06/15/56 3 mo. USD LIBOR + 4.04%	256,785
20,000	State Street Corp.‡ 5.350%, 03/15/26 3 mo. USD LIBOR + 3.71%	514,400
5,000	US Bancorp^ 5.500%, 10/15/23	129,800
500	Wells Fargo & Company 7.500%, 12/31/49	653,720
10,000	WR Berkley Corp.^ 5.700%, 03/30/58	251,600
		12,910,994

Health Care (0.9%)
133,000	Becton Dickinson and Company 6.125%, 05/01/20	7,914,830
9,980	Danaher Corp. 4.750%, 04/15/22	10,513,930
		18,428,760

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 27

NUMBER OF SHARES		VALUE

Industrials (1.5%)
5,000	Air Lease Corp.‡ 6.150%, 03/15/24 3 mo. USD LIBOR + 3.65%	$131,250
8,760	Fortive Corp. 5.000%, 07/01/21	9,455,895
122,000	Rexnord Corp. 5.750%, 11/15/19	7,155,300
130,700	Stanley Black & Decker, Inc. 5.375%, 05/15/20	13,384,987
		30,127,432

Materials (0.2%)
75,400	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	3,953,222

Real Estate (0.9%)
14,365	Crown Castle International Corp. 6.875%, 08/01/20	16,577,066
5,000	Digital Realty Trust, Inc. 5.850%, 03/13/24	127,600
10,500	Federal Realty Investment Trust^ 5.000%, 09/29/22	252,840
5,000	Public Storage 5.600%, 03/11/24	130,150
5,250	Spirit Realty Capital, Inc. 6.000%, 10/03/22	127,733
		17,215,389

Utilities (3.3%)
5,000	Algonquin Power & Utilities Corp.^‡ 6.875%, 10/17/78 3 mo. USD LIBOR + 3.68%	133,900
199,805	American Electric Power Company, Inc.µ 6.125%, 03/15/22	10,385,864
116,875	Aqua America, Inc.µ 6.000%, 04/30/22	6,379,037
84,885	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.516%, 09/15/29	4,021,172
5,000	CMS Energy Corp.^ 5.875%, 10/15/78	132,800
10,200	Dominion Energy, Inc. 5.250%, 07/30/76	257,550
	DTE Energy Company
280,680	6.500%, 10/01/19	15,664,751
5,100	5.250%, 12/01/77^	129,999
10,000	Entergy Louisiana, LLC^ 5.250%, 07/01/52	252,900
357,140	NextEra Energy, Inc.^ 6.123%, 09/01/19	22,285,536

NUMBER OF SHARES			VALUE
		Sempra Energy
36,190		6.750%, 07/15/21	$3,891,511
35,100		6.000%, 01/15/21	3,751,839
10,250		Southern Company 5.250%, 10/01/76	261,375
			67,548,234
		Total Convertible Preferred Stocks (Cost $155,517,368)	162,123,241

Common Stocks (88.6%)
Communication Services (10.5%)
36,295		Alphabet, Inc. - Class A^#	43,516,253
12,534		Alphabet, Inc. - Class C#	14,896,408
615,000		AT&T, Inc.^~	19,040,400
411,425		Comcast Corp. - Class A	17,909,330
9,820		Cumulus Media, Inc. - Class A#	177,938
197,440		Facebook, Inc. - Class A^#	38,184,896
41,710		Netflix, Inc.^#	15,455,224
300,000		Nintendo Company, Ltd.^	12,794,610
205,085	EUR	Orange, SA	3,205,182
353,380		Verizon Communications, Inc.^	20,209,802
201,000		Walt Disney Company	27,530,970
			212,921,013

Consumer Discretionary (10.0%)
36,300		Amazon.com, Inc.#	69,932,676
185,615		Carnival Corp.	10,182,839
57,270		Dollar Tree, Inc.#	6,373,006
19,350		Expedia Group, Inc.	2,512,404
825,570		Ford Motor Company	8,627,206
154,993		General Motors Company	6,036,977
106,905		Home Depot, Inc.	21,776,548
38,550		Lennar Corp. - Class A	2,005,757
105,270		Lowe’s Companies, Inc.	11,910,248
123,000		McDonald’s Corp.	24,301,110
162,800		Nike, Inc. - Class B	14,298,724
44,300		Royal Caribbean Cruises, Ltd.	5,357,642
93,475		Starbucks Corp.	7,261,138
143,900		TJX Companies, Inc.	7,897,232
49,999		TopBuild Corp.#	3,561,429
			202,034,936

Consumer Staples (6.8%)
58,750		Altria Group, Inc.	3,191,888
505,000		Coca-Cola Company^	24,775,300
53,100		Costco Wholesale Corp.	13,037,643
264,650		Mondelez International, Inc. - Class A	13,457,453
137,570		PepsiCo, Inc.	17,615,838
147,500		Philip Morris International, Inc.	12,767,600
289,905		Procter & Gamble Company	30,869,084

Schedule of Investments April 30, 2019 (Unaudited)

28 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
87,930	Walgreens Boots Alliance, Inc.	$4,710,410
170,835	Walmart, Inc.	17,568,671
		137,993,887

Energy (7.2%)
475,000	BP, PLC	20,771,750
325,000	Chevron Corp.^	39,019,500
130,575	ConocoPhillips	8,241,894
60,000	Diamond Offshore Drilling, Inc.^#	582,600
70,400	Energy Transfer, LP	1,064,448
76,005	Enterprise Products Partners, LP	2,176,023
117,000	EOG Resources, Inc.	11,237,850
417,450	Exxon Mobil Corp.^	33,512,886
16,000	GasLog, Ltd.^	250,080
124,767	Hess Corp.^	8,000,060
21,360	Magellan Midstream Partners, LP	1,324,534
100,220	Marathon Petroleum Corp.	6,100,391
26,500	Pioneer Natural Resources Company	4,411,190
156,200	Schlumberger, Ltd.	6,666,616
31,050	Targa Resources Corp.^	1,246,658
10,000	Williams Companies, Inc.	283,300
		144,889,780

Financials (12.9%)
35,430	Affiliated Managers Group, Inc.	3,929,896
97,850	American Express Company	11,470,955
228,450	American International Group, Inc.	10,867,366
1,125,660	Bank of America Corp.~	34,422,683
41,560	Berkshire Hathaway, Inc. - Class B#	9,006,468
70,800	Capital One Financial Corp.	6,572,364
49,185	Cboe Global Markets, Inc.	4,997,688
62,795	Chubb, Ltd.	9,117,834
253,000	Citigroup, Inc.	17,887,100
125,000	Discover Financial Services	10,186,250
153,765	E*TRADE Financial Corp.	7,789,735
121,050	First Republic Bank^	12,785,301
25,565	Goldman Sachs Group, Inc.	5,264,345
33,700	Intercontinental Exchange, Inc.	2,741,495
287,760	JPMorgan Chase & Company^	33,394,548
226,225	KeyCorp	3,970,249
132,475	Marsh & McLennan Companies, Inc.	12,491,068
103,355	MetLife, Inc.	4,767,766
180,770	Morgan Stanley	8,722,152
81,900	Northern Trust Corp.	8,071,245
71,400	Prudential Financial, Inc.	7,547,694
157,631	Starwood Property Trust, Inc.^	3,633,395
121,226	Synchrony Financial	4,202,905
208,560	US Bancorp	11,120,419
214,215	Wells Fargo & Company	10,370,148
113,485	Zions Bancorporation, N.A. ^	5,598,215
		260,929,284

NUMBER OF SHARES			VALUE

Health Care (11.6%)
139,700		Abbott Laboratories~	$11,114,532
138,035		Agilent Technologies, Inc.	10,835,748
44,545		Alexion Pharmaceuticals, Inc.#	6,063,911
30,101		Anthem, Inc.	7,917,466
149,780		Baxter International, Inc.	11,428,214
65,550		Bristol-Myers Squibb Company^	3,043,487
25,245		Celgene Corp.#	2,389,692
26,830		CVS Health Corp.	1,459,015
27,350		Edwards Lifesciences Corp.#	4,815,515
137,350		Eli Lilly and Company	16,075,444
48,980		Gilead Sciences, Inc.	3,185,659
26,400		Humana, Inc.	6,742,824
10,420		Intuitive Surgical, Inc.#	5,320,765
228,735		Johnson & Johnson	32,297,382
39,320		Laboratory Corp. of America Holdings#	6,288,054
156,340		Medtronic, PLC	13,884,555
251,550		Merck & Company, Inc.^	19,799,500
740,400		Pfizer, Inc.	30,067,644
20,295		Stryker Corp.	3,833,928
8,700		Teleflex, Inc.	2,489,766
42,800		Thermo Fisher Scientific, Inc.	11,874,860
105,000		UnitedHealth Group, Inc.	24,472,350
			235,400,311

Industrials (7.5%)
21,850		Boeing Company	8,252,527
96,285		Caterpillar, Inc.	13,424,055
187,435		CSX Corp.^	14,925,449
162,000		Delta Air Lines, Inc.	9,442,980
54,125		Emerson Electric Company	3,842,334
836,550		General Electric Company	8,507,713
118,650		Honeywell International, Inc.	20,601,199
46,281		Lockheed Martin Corp.	15,426,846
450,000		Masco Corp.	17,577,000
37,050		Northrop Grumman Corp.	10,741,165
135,000	EUR	Siemens, AG	16,186,799
70,795		Union Pacific Corp.	12,533,547
			151,461,614

Information Technology (18.2%)
81,415		Accenture, PLC - Class A	14,872,078
28,285		Adobe, Inc.#	8,181,436
385,160		Apple, Inc.	77,290,057
322,615		Applied Materials, Inc.	14,217,643
40,250		Broadcom, Inc.	12,815,600
407,250		Cisco Systems, Inc.	22,785,637
61,735		Fidelity National Information Services, Inc.	7,156,939
56,750		Lam Research Corp.^	11,771,653

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 29

NUMBER OF SHARES		VALUE
115,165	Marvell Technology Group, Ltd.^	$2,881,428
88,115	MasterCard, Inc. - Class A	22,402,358
697,200	Microsoft Corp.	91,054,320
1,520,000	Nokia Corp.^	8,025,600
53,055	NVIDIA Corp.	9,602,955
118,300	Oracle Corp.	6,545,539
64,800	PayPal Holdings, Inc.#	7,307,496
66,010	QUALCOMM, Inc.	5,685,441
69,960	Salesforce.com, Inc.#	11,567,886
190,870	Visa, Inc. - Class A	31,384,754
25,375	Xilinx, Inc.	3,048,553
		368,597,373

Materials (1.5%)
153,383	Dow, Inc.#	8,701,418
460,149	DowDuPont, Inc.	17,692,729
82,000	Nucor Corp.	4,679,740
		31,073,887

Real Estate (1.6%)
111,634	American Tower Corp.	21,802,120
5,075	Boston Properties, Inc.^	128,601
43,850	Crown Castle International Corp.	5,515,453
5,400	EPR Properties^	132,624
11,000	Kimco Realty Corp.^	255,310
5,100	Public Storage	126,072
56,400	Welltower, Inc.	4,203,492
		32,163,672

Utilities (0.8%)
330,054	Exelon Corp.	16,816,251
	Total Common Stocks (Cost $1,474,445,383)	1,794,282,008

Rights (0.0%) #
Financials (0.0%)
22,573	Motors Liquidation Company (Cost $—)	220,313

Warrants (0.2%) #
Consumer Discretionary (0.1%)
88,470	General Motors Company 07/10/19, Strike $0.00	1,880,872

Energy (0.1%)
64,561	Tidewater, Inc. 11/14/42, Strike $0.00	1,597,885
	Total Warrants (Cost $9,338,130)	3,478,757

NUMBER OF SHARES		VALUE
Exchange-Traded Funds (3.2%)
Other (3.2%)
120,200	iShares iBoxx High Yield Corporate Bond ETF^	$10,450,188
195,550	iShares MSCI EAFE ETF^	13,054,918
122,500	iShares MSCI Emerging Markets ETF	5,381,425
80,260	iShares NASDAQ Biotechnology ETF^	8,541,269
13,275	iShares Preferred & Income Securities ETF^	486,130
29,520	iShares Russell 2000 ETF^	4,672,721
77,290	iShares Russell 2000 Value ETF^	9,609,466
341,000	SPDR Barclays Capital High Yield Bond ETF^	12,368,070
11,575	SPDR Wells Fargo Preferred Stock ETF^	495,294
	Total Exchange-Traded Funds (Cost $65,376,130)	65,059,481

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased options (0.1%) #
Other (0.1%)
1,650 31,274,100	Invesco QQQ Trust Series Put, 07/19/19, Strike $190.00	877,800
	S&P 500 Index
560 164,966,480	Put, 05/17/19, Strike $2,750.00	162,400
480 141,399,840	Put, 06/28/19, Strike $2,850.00	1,310,400
	Total Purchased options (Cost $5,806,441)	2,350,600

NUMBER OF SHARES		VALUE
Short Term Investments (2.0%)
20,580,245	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	20,586,419
20,161,669	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	20,161,669
	Total Short Term Investments (Cost $40,748,481)	40,748,088
	TOTAL INVESTMENTS (144.6%) (Cost $2,589,589,858)	2,929,435,105

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-11.9%)		(242,000,000)

LIABILITIES, LESS OTHER ASSETS (-32.7%)		(662,129,694)

NET ASSETS (100.0%)		$2,025,305,411

30 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Schedule of Investments April 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $115,744,551 (see Note 6 - Notes Payable).

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2019.

@In default status and considered non-income producing.

&Illiquid security.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2019.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $263,800.

***The rate disclosed is the 7 day net yield as of April 30, 2019.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 31

Statement of Assets and Liabilities April 30, 2019 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,589,589,858)	$2,929,435,105
Cash with custodian (interest bearing)	79,046
Receivables:
Accrued interest and dividends	11,731,598
Investments sold	1,242,857
Prepaid expenses	1,033,940
Other assets	218,681
Total assets	2,943,741,227

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 9,680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $2,023,416) (Note 7)	239,976,584
Payables:
Notes payable	668,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	621,476
Investments purchased	5,486,730
Affiliates:
Investment advisory fees	2,377,378
Deferred compensation to trustees	218,681
Trustees’ fees and officer compensation	26,655
Other accounts payable and accrued liabilities	1,728,312
Total liabilities	918,435,816
NET ASSETS	$2,025,305,411

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 154,625,292 shares issued and outstanding	$1,801,656,137
Undistributed net investment income (loss)	(61,984,951)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(54,202,256)
Unrealized appreciation (depreciation) of investments and foreign currency translations	339,836,481
NET ASSETS	$2,025,305,411
Net asset value per common shares based upon 154,625,292 shares issued and outstanding	$13.10

Statement of Operations Six Months Ended April 30, 2019 (Unaudited)

32 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$18,959,609
Dividends	24,571,167
Dividend taxes withheld	(104,203)
Total investment income	43,426,573

EXPENSES
Investment advisory fees	13,861,871
Interest expense on Notes Payable (Note 6)	9,422,349
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	4,872,116
Fund administration fees	126,664
Printing and mailing fees	106,984
Legal fees	86,965
Accounting fees	82,258
Trustees’ fees and officer compensation	74,205
Audit fees	56,636
Custodian fees	21,991
Registration fees	19,651
Transfer agent fees	16,214
Other	165,797
Total expenses	28,913,701
NET INVESTMENT INCOME (LOSS)	14,512,872

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	21,441,975
Purchased options	(1,531,643)
Foreign currency transactions	(953)
Written options	197,097
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	177,934,705
Purchased options	(4,443,164)
Foreign currency translations	(2,010)
NET GAIN (LOSS)	193,596,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$208,108,879

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 33

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$14,512,872	$25,050,318
Net realized gain (loss)	20,106,476	123,857,766
Change in unrealized appreciation/(depreciation)	173,489,531	(75,553,513)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	208,108,879	73,354,571

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(76,539,534)	(152,991,582)
Net decrease in net assets from distributions to common shareholders	(76,539,534)	(152,991,582)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	—	1,463,565
Net increase (decrease) in net assets from capital stock transactions	—	1,463,565
TOTAL INCREASE (DECREASE) IN NET ASSETS	131,569,345	(78,173,446)

NET ASSETS
Beginning of period	$1,893,736,066	$1,971,909,512
End of period	$2,025,305,411	$1,893,736,066

Statement of Cash Flows

34 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$208,108,879	$73,354,571
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(261,732,339)	(897,167,102)
Net proceeds from disposition of short term investments	54,052,116	(31,222,553)
Proceeds paid on closing written options	(136,414)	(447,457)
Proceeds from disposition of investment securities, including purchased options	314,325,614	878,336,320
Premiums received from written options	333,511	1,307,848
Amortization and accretion of fixed-income securities	(108,520)	6,936,595
Amortization of offering costs on Mandatory Redeemable Preferred Shares	185,141	405,115
Net realized gains/losses from investments, excluding purchased options	(21,443,982)	(115,506,341)
Net realized gains/losses from purchased options	1,531,643	(7,425,276)
Net realized gains/losses from written options	(197,097)	(934,191)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(177,934,705)	76,968,976
Change in unrealized appreciation or depreciation on purchased options	4,443,164	(1,439,371)
Change in unrealized appreciation or depreciation on written options	—	12,260
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	394,519	(1,592,953)
Prepaid expenses	(64,366)	(801,407)
Other assets	(16,738)	887,230
Increase/(decrease) in liabilities:
Payables to affiliates	(131,398)	126,527
Other accounts payable and accrued liabilities	(6,092)	(18,482)
Net cash provided by/(used in) operating activities	$121,602,936	$(18,219,691)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase/(Decrease) in Proceeds from shares sold	29,301	(29,301)
Distributions to shareholders	(76,539,534)	(151,528,017)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(129,475)	750,951
Offering costs on Mandatory Redeemable Preferred Shares	—	(55,382)
Net increase/(decrease) in due to custodian bank	—	(802,742)
(Repayment)/Proceeds from Notes Payable	(45,000,000)	170,000,000
Net cash provided by/(used in) financing activities	$(121,639,708)	$18,335,509
Net increase/(decrease) in cash	$(36,772)	$115,818
Cash and restricted cash at beginning of period	$115,818	$—
Cash at end of period	$79,046	$115,818
Supplemental disclosure
Cash paid for interest on Notes Payable	$9,588,524	$14,227,423
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$4,742,641	$10,737,175
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$—	$1,463,565

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	79,046	115,818
Restricted cash for swap collateral	—	—
Total cash and restricted cash at period end	$79,046	$115,818

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

36   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos

38   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $218,681 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2019. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2019 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$209,729,823
Proceeds from sales	—	294,856,988

The cost basis of investments for federal income tax purposes at April 30, 2019 was as follows*:

Cost basis of investments	$2,589,589,858
Gross unrealized appreciation	506,799,782
Gross unrealized depreciation	(166,954,535)
Net unrealized appreciation (depreciation)	$339,845,247

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2019 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2018 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2018
Distributions paid from:
Ordinary income	$66,122,921
Long-term capital gains	96,353,452
Return of capital	—

As of October 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	11,746,204
Total undistributed earnings	11,746,204
Accumulated capital and other losses	—
Net unrealized gains/(losses)	80,598,937
Total accumulated earnings/(losses)	92,345,141
Other	(265,212)
Paid-in-capital	1,801,656,137
Net assets applicable to common shareholders	$1,893,736,066

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2019.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

40   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2019, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2019, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2019, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$2,918,268	$—
	$2,918,268	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

For the period ended April 30, 2019, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	20,922
Written options	1,500

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $830.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2019, the average borrowings under the Agreement were $682.9 million. For the period ended April 30, 2019, the average interest rate was 2.79%. As of April 30, 2019, the amount of total outstanding borrowings was $668.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2019 was 2.80%.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   41

Notes to Financial Statements (Unaudited)

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2019, approximately $571.4 million of securities were on loan ($232.2 million of fixed income securities and $339.2 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 9,680,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $242.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2019.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	3,220	$25	$80,500,000
Series B	9/06/24	4.00%	3,220	$25	$80,500,000
Series C	9/06/27	4.24%	3,240	$25	$81,000,000
				Total	$242,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

42   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 154,625,292 shares outstanding at April 30, 2019. Calamos Advisors did not own any of the outstanding shares at April 30, 2019. Transactions in common shares were as follows:

	PERIOD ENDED April 30, 2019	YEAR ENDED October 31, 2018
Beginning shares	154,625,292	154,514,000
Shares issued through reinvestment of distributions	—	111,292
Ending shares	154,625,292	154,625,292

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   43

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$452,372,242	$—	$452,372,242
Convertible Bonds	—	349,024,462	—	349,024,462
U.S. Government and Agency Security	—	6,219,371	—	6,219,371
Bank Loans	—	49,782,043	—	49,782,043
Synthetic Convertible Securities (Corporate Bonds)	—	3,163,135	—	3,163,135
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	43,696	—	43,696
Synthetic Convertible Securities (Purchased Options)	567,668	—	—	567,668
Convertible Preferred Stocks	148,026,745	14,096,496	—	162,123,241
Common Stocks U.S.	1,762,095,417	12,794,610	—	1,774,890,027
Common Stocks Foreign	—	19,391,981	—	19,391,981
Rights	—	220,313	—	220,313
Warrants	1,880,872	1,597,885	—	3,478,757
Exchange-Traded Funds	65,059,481	—	—	65,059,481
Purchased Options	2,350,600	—	—	2,350,600
Short Term Investments	40,748,088	—	—	40,748,088
Total	$2,020,728,871	$908,706,234	$—	$2,929,435,105

44   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.25	$12.76	$11.13	$11.67	$12.51	$11.86
Income from investment operations:
Net investment income (loss)*	0.09	0.16	0.26	0.30	0.38	0.42
Net realized and unrealized gain (loss)	1.25	0.32	2.36	0.15	(0.23)	1.16
Total from investment operations	1.34	0.48	2.62	0.45	0.15	1.58
Less distributions to common shareholders from:
Net investment income	(0.39)	(0.48)	(0.85)	(0.46)	(0.66)	(0.55)
Net realized gains	(0.10)	(0.51)	(0.14)	(0.16)	—	(0.16)
Return of capital	—	—	—	(0.37)	(0.33)	(0.22)
Total distributions	(0.49)	(0.99)	(0.99)	(0.99)	(0.99)	(0.93)
Premiums from shares sold in at the market offerings	—	—	—	—	—	—
Net asset value, end of period	$13.10	$12.25	$12.76	$11.13	$11.67	$12.51
Market value, end of period	$12.96	$11.75	$12.33	$9.95	$10.20	$11.82
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	11.57%	3.81%	25.11%	5.48%	1.98%	14.46%
Market value	15.08%	3.05%	35.23%	7.89%	(5.66)%	21.46%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.12% (c)	2.74%	2.09%	1.97%	1.81%	1.72%
Net investment income (loss)	1.56% (c)	1.25%	2.17%	2.73%	3.11%	3.39%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$2,025,305	$1,893,000	$1,971,910	$1,719,456	$1,803,026	$1,932,218
Portfolio turnover rate	8%	27%	65%	31%	23%	20%
Average commission rate paid	$0.0261	$0.0217	$0.0240	$0.0307	$0.0336	$0.0210
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$242,000	$242,000	$242,000	$—	$—	$—
Notes Payable (000’s omitted)	$668,000	$713,000	$543,000	$682,000	$716,000	$725,000
Asset coverage per $1,000 of loan outstanding(d)	$4,394	$3,995	$5,077	$3,521	$3,518	$3,665
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$303	$294	$285	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.58%, 1.53%, 1.47%, 1.49%, 1.47% and 1.44%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Strategic Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2019, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2018, and the financial highlights for each of the five years in the period then ended; and in our report dated December 17, 2018, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2019

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

46   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   47

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

48   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CSQSAN 1946 2019

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2019

By: /s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2019

By: /s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 25, 2019